                                 EXHIBIT 99.4


Hewlett-Packard Company
Communications
Synchronization Business
Statements of Tangible Assets Sold and Liabilities
Assumed as of September 30, 1999, and of Net Sales,
Cost of Sales and Direct Operating Expenses for the
Years Ended October 31, 1998, 1997 and 1996

                       Report of Independent Accountants


To the Board of Directors
Hewlett-Packard Company


We have audited the accompanying statement of tangible assets sold and liabilities assumed of the Hewlett-Packard Company ("HP") Communications Synchronization Business (the "Business") as of September 30, 1999, and the related statements of net sales, cost of sales and direct operating expenses for the years ended October 31, 1998, 1997 and 1996. These statements are the responsibility of HP and the Business' management. Our responsibility is to express an opinion on these statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in these statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements. We believe that our audits provides a reasonable basis for our opinion.

The accompanying statements were prepared for inclusion in the Securities and Exchange Commission Current Report on Form 8-K of Symmetricom, Inc. as described in Note 2 and are not intended to be a complete presentation of the Business' financial position and results of operation.

In our opinion the statements referred to above present fairly, in all material respects, the tangible assets sold and liabilities assumed as described in Note 2 as of September 30, 1999, and the net sales, cost of sales and direct operating expenses as described in Note 2 for the years ended October 31, 1998, 1997 and 1996, of the Business in conformity with generally accepted accounting principles.


/s/ Pricewaterhouse Coopers LLP
PricewaterhouseCoopers LLP

San Jose, California
November 30, 1999

Hewlett-Packard Company Communications
Synchronization Business
Statement of Tangible Assets Sold and Liabilities Assumed (in thousands)
-------------------------------------------------------------------------

                                                            September 30,
                                                                1999
Tangible assets sold:
  Raw material inventory                                     $      269
  Finished goods inventory                                          465
                                                             ----------
                                                                    734
                                                             ----------

  Machinery and equipment                                         1,980
  Less: Accumulated depreciation                                 (1,775)
                                                             ----------
                                                                    205
                                                             ----------

       Total tangible assets sold                            $      939
                                                             ----------

Liabilities assumed:
  Accrued warranties                                         $      132
  Other accrued liabilities                                          93
                                                             ----------

       Total liabilities assumed                             $      225
                                                             ==========

       See accompanying Notes to the Statements of Tangible Assets Sold and Liabilities Assumed and of Net Sales, Cost of Sales and Direct Operating
                                   Expense.

Hewlett-Packard Company Communications
Synchronization Business
Statement of Net Sales, Cost of Sales and Direct Operating Expenses
(in thousands)
-------------------------------------------------------------------------------

                                                      For the Nine
                                                      Months Ended                 For the Year Ended
                                                       July 31,                        October 31,
                                                 ----------------------       -------------------------------
                                                    1999           1998          1998       1997         1996
                                                      (unaudited)
Net sales                                        $  33,223     $  43,327      $  58,992  $  69,384   $  17,132
Cost of sales                                       29,258        36,180         53,611     41,155      10,680
                                                  --------      --------       --------   --------    --------

                                                     3,965         7,147          5,381     28,229       6,452

Direct operating expenses:
 Research and development                            8,556        11,998         15,707     20,842      14,667
 Selling, general and administrative                12,499        13,828         18,390     13,496       5,264
                                                 ---------     ---------      ---------   --------   ---------
                                                    21,055        25,826         34,097     34,338      19,931

                                                 ---------     ---------      ---------   --------   ---------
    Net deficiency                               $ (17,090)    $ (18,679)     $ (28,716)  $ (6,109)  $ (13,479)
                                                 =========     =========      =========   ========   =========

Hewlett-Packard Company Communications
Synchronization Business
Notes to Statement of Tangible Assets Sold and Liabilities Assumed and Statements of Net Sales, Cost of Sales and Direct Operating Expenses
(in thousands)
-------------------------------------------------------------------------------

1. Description of Business

   The Communications Synchronization Business (the "Business"), of the Hewlett-Packard Company ("HP"), is engaged in the design, manufacture and marketing of synchronization products for communication networks.

2. Basis of Presentation

   On August 30, 1999, HP sold to Symmetricom, Inc. ("Symmetricom" or the "Company") for cash certain tangible assets and Symmetricom assumed certain liabilities of the Business in accordance with the Master Asset Purchase Agreement between HP and Symmetricom dated August 30, 1999 (the "Purchase Agreement").

   The accompanying statements of tangible assets sold and liabilities assumed as of September 30, 1999 and of net sales, cost of sales and direct operating expenses for the nine months ended July 31, 1999 (unaudited) and 1998 (unaudited) and the years ended October 31, 1998, 1997, and 1996, have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Symmetricom.

   The statement of tangible assets sold and liabilities assumed includes the amounts of certain tangible assets and liabilities of the Business at September 30, 1999. Tangible assets sold include raw materials and finished goods inventories and property, plant and equipment as specifically identified in the Purchase Agreement. The machinery and equipment include equipment for research and development, manufacturing and testing of communication synchronization products. The assets purchased by Symmectricom include miscellaneous equipment with an original cost of $507 which was expensed upon purchase by HP and which is included in the statement of tangible assets sold and liabilities assumed. Liabilities assumed include an estimate of the Business' warranty obligations and certain accrued benefits earned by former HP employees who transferred to Symmetricom in connection with the Purchase Agreement.

   The statements of net sales, cost of sales and direct operating expenses includes direct expenses of the Business for research and design, manufacturing, marketing, distribution, and administration as well as allocations of costs incurred by HP primarily for selling, administration and management services that are directly attributed to the operations of the Business. Corporate overhead, interest expense and income tax incurred by HP have been excluded from the statements of net sales, cost of sales and direct operating expenses. These statements do not purport to represent all the costs and expenses associated with a stand-alone separate company, or the costs which may be incurred by an unaffiliated company to achieve similar results. Complete financial statements, including historical balance sheets, were not prepared as HP did not maintain the Business as a separate business unit and has not segregated indirect operating cost information or certain assets and liabilities in the Business' accounting records.

Hewlett-Packard Company Communications
Synchronization Business
Notes to Statement of Tangible Assets Sold and Liabilities Assumed and Statements of Net Sales, Cost of Sales and Direct Operating Expenses
(in thousands) (Continued)
-------------------------------------------------------------------------------

   The statements of net sales, cost of sales and direct operating expenses for the nine months ended July 31, 1999 and 1998 are unaudited; however, in the opinion of HP and the Business' management, these statements reflect all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of these statements.


3. Summary of Significant Policies

   Use of estimates
   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Business' financial statements and accompanying notes. Actual results could differ from those estimates.

   Revenue recognition
   Revenue from product sales is recognized at the time the product is shipped or upon installation and customer acceptance, if the acceptance criteria are substantive. Provisions are established for estimated costs that may be incurred for product warranties and post sales support.

   The Business sells communication synchronization products to domestic and international customers. The following table is a summary of sales by major geographic region (percentage of total sales):

                      For the Nine Months Ended
                              July 31,                 For the Year Ended October 31,
                      -------------------------      ---------------------------------
                         1999           1998           1998         1997        1996
                             (unaudited)
United States             24%            46%            44%          20%         24%
Korea                     22%            13%            11%          55%         28%
Other international       54%            41%            45%          25%         48%
                      ---------      ----------      ---------   ---------   ---------
     Total               100%           100%           100%         100%        100%
                      ---------      ----------      ---------   ---------   ---------

   The following table is a summary of significant customers each comprising greater than 10% of sales:

Hewlett-Packard Company Communications
Sychronization Business
Notes to Statement of Tangible Assets Sold And Liabilities Assumed and Statements Net Sales, Costs of Sales and Direct Operating Expenses
(in thousands) (Continued)
--------------------------------------------------------------------------------

                   For the Nine Months Ended
                            July 31,           For the Year Ended October 31,
                   -------------------------   ------------------------------
                        1999        1998          1998        1997     1996
     ------------------------------------------------------------------------
                           (unaudited)
     Company A           22%         13%           11%         56%      28%
     Company B            -          22%           19%         13%       -
     Company C            -          13%           13%          -        -
     Company D            -           -             -           -       15%
     Company E            -           -             -           -       14%
     Company F           14%          -             -           -        -

   Inventories

   Inventories are valued at standard cost which approximates actual cost computed on a first-in, first-out basis, not in excess of market values.

   Property, plant and equipment

   Property, plant and equipment are stated at cost. Additions, improvements and major renewals are capitalized. Maintenance, repairs and minor renewals are expensed as incurred. Depreciation is provided using accelerated methods, principally over 3 to 10 years for machinery and equipment. Depreciation expense amounted to $471 (unaudited), $635 (unaudited) $819, $655 and $299 during the nine months ended July 31, 1999 and 1998 and the years ended October 31, 1998, 1997 and 1996, respectively.

   Research and development

   Research and development costs are expensed as incurred.

   Company Allocations

   Allocated costs directly related to the operations of the Business primarily include international cash discounts, field selling costs and certain management and administrative costs. Such costs are allocated on a basis considered reasonable by management as discussed below.

      International cash discounts

   International cash discounts of $102 (unaudited), $231 (unaudited), $280, $416 and $103 were allocated to the Business during the nine months ended July 31, 1999 and 1998 and the years ended October 31, 1998, 1997 and 1996, respectively. These represent international cash discounts that offset direct revenues earned by the Business and are allocated based on the value of gross shipments.

      Field selling costs

   Field selling costs of $5,127 (unaudited), $5,878 (unaudited), $7,604, $6,134 and $2,692 were allocated to the Business during the nine months ended July 31, 1999 and 1998 and the years ended October 31, 1998, 1997 and 1996, respectively. These costs include salaries and benefits, travel, facilities and other expenses associated with HP's sales force. These field selling costs are allocated based on a channel model applicable to a geographic region.

Hewlett-Packard Company Communications
Sychronization Business
Notes to Statement of Tangible Assets Sold And Liabilities Assumed and Statements Net Sales, Costs of Sales and Direct Operating Expenses
(in thousands) (Continued)
--------------------------------------------------------------------------------

      Administrative and management costs

   Administrative and management costs of $1,556 (unaudited), $2,245 (unaudited), $3,014, $1,918 and $704 were allocated to the Business during the nine months ended July 31, 1999 and 1998 and the years ended October 31, 1998, 1997 and 1996, respectively. These costs include certain marketing, management and administrative services and other international trading expenses and are allocated based on revenues or, as in personnel related costs, on headcount.